  EXHIBIT 10.3

BOARD OF DIRECTORS RESOLUTION OF INTERNET SCIENCES, INC.

APRIL 11, 2025

WHEREAS, the Board of Directors (the “Board”) of Internet Sciences, Inc. (the “Company”) previously adopted the Internet Sciences, Inc. 2022 Stock Incentive Plan (the “Plan”), which was approved by the shareholders on December 22, 2022; and

WHEREAS, the Plan currently provides that the total number of shares of the Company’s common stock reserved and available for grant and issuance under the Plan is 1,000,000 shares; and

WHEREAS, the Board deems it advisable and in the best interests of the Company and its shareholders to increase the total number of shares reserved and available for grant and issuance under the Plan to 4,000,000 shares;

NOW, THEREFORE, BE IT RESOLVED, that Section 3.1 of the Plan be, and hereby is, amended to increase the total number of shares of the Company’s common stock reserved and available for grant and issuance under the Plan from 1,000,000 shares to 4,000,000 shares, subject to shareholder approval;

FURTHER RESOLVED, that the officers of the Company be, and each of them hereby is, authorized and directed to take any and all actions, and to execute and deliver any and all documents, necessary or appropriate to effectuate the foregoing resolution, including but not limited to, submitting the amended Plan to the Company’s shareholders for approval consistent with applicable laws;

FURTHER RESOLVED, that the Board recommends that the Company’s shareholders approve the amendment to the Plan to increase the total number of shares reserved and available for grant and issuance to 4,000,000 shares.

IN WITNESS WHEREOF, the undersigned directors have executed this resolution as of the date first above written.

Lynda Chervil	Mark Deutsch
Chief Executive Officer	Director

/s/ Lynda Chervil	/s/ Mark Deutsch

Mark Maybury	Debra Bigman
Director	Director

/s/ Mark Maybury	/s/ Debra Bigman

Dimitrius Hutcherson
Director

/s/ Dimitrius Hutcherson

Michael Kahn
Director

/s/ Michael Kahn

ISI Board Resolution to to change the cap in the stock incentive plan from 1 million to 4 million 4.9.2025

Final Audit Report	2025-04-16

Created:	2025-04-11

By:	Drew Barnholtz (barnholtz@barnholtzlawfirm.com)

Status:	Signed

Transaction ID:	CBJCHBCAABAA1N6s8o6NifrxKvbEXw9hVP6RCy5jIXAw

"ISI Board Resolution to to change the cap in the stock incentive plan from 1 million to 4 million 4.9.2025" History

Document created by Drew Barnholtz
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Document emailed to Lynda Chervil for signature
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Document e-signed by Dimitrius Hutcherson
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Agreement completed.
2025-04-16 - 7:22:19 PM GMT